UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  December 8, 2005

                               BPI Industries Inc.
               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada           001-32695              75-3183021
------------------------------     --------------       -------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)


    30775 Bainbridge Road, Suite 280, Solon, Ohio              44139
----------------------------------------------------        -----------
     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code (440) 248-4200


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On December 8, 2005, BPI Industries Inc. issued the press release filed as
Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BPI Industries Inc.

                                By:  /s/ George J. Zilich
                                     ------------------------------------------
                                    George J. Zilich
                                    Chief Financial Officer and General Counsel

Date:  December 9, 2005

                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            ----------------------------------------
99.1                   Press Release, dated December 8, 2005.